Exhibit 32.1
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Ardelyx, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Michael Raab, President and Chief Executive Officer of the Company, and Susan Hohenleitner, Chief Financial Officer of the Company, respectively, do each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: February 19, 2026	By:	/s/ Michael Raab
Michael Raab President, Chief Executive Officer and Director (Principal Executive Officer)

Date: February 19, 2026	By:	/s/ Susan Hohenleitner
Susan Hohenleitner Chief Financial Officer (Principal Financial Officer)